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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                           Convergent Networks, Inc.
                           ------------------------
            (Exact name of registrant as specified in its charter)

       Delaware                                                 04-3420240
       --------                                                 ----------
 (State of incorporation                                      (IRS Employer
    or organization)                                        Identification No.)

              900 Chelmsford Street, Lowell, Massachusetts  01851
              ---------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section
12(b) of the Exchange Act and               12(g) of the Exchange Act and is
is effective pursuant to General            effective pursuant to General
Instruction A.(c), please check             Instruction A.(d), please check
the following box.       [ ]                the following box.       [X]

Securities Act registration statement file number to which this form relates: 333-46840
           (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                              Name of Each Exchange on Which
to be so Registered                              Each Class is to be Registered
-------------------                              ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, $0.00001 par value per share
                  ------------------------------------------
                               (Title of Class)
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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $0.00001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-46840) is incorporated herein by reference.

Item 2:  Exhibits.
         --------

The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Amended and Restated Certificate of Incorporation of the Registrant (to become effective upon completion of the initial public offering of the Company's Common Stock), incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. By-laws of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Amended and Restated By-laws of the Registrant (to become effective upon completion of the initial public offering of the Company's Common Stock), incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

                                       2
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         Convergent Networks, Inc.


                         By: /s/ John C. Thibault
                             --------------------
                             John C. Thibault
                             President and Chief Financial Officer





November 16, 2000


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